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                                                              Exhibit 24
                                                              POWERS OF ATTORNEY

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                                POWER OF ATTORNEY


                  The undersigned officer and/or director of Stearns & Lehman, Inc. (the "Company"), does hereby constitute and appoint William C. Stearns and John A. Chuprinko, or either of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 275,000 Common Shares of the Company pursuant to the Stearns & Lehman, Inc. 1994 Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                             s/s  Sally A. Stearns
                                             -----------------------------------
                                                  Sally A. Stearns

                                POWER OF ATTORNEY


                  The undersigned officer and/or director of Stearns & Lehman, Inc. (the "Company"), does hereby constitute and appoint William C. Stearns and John A. Chuprinko, or either of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 275,000 Common Shares of the Company pursuant to the Stearns & Lehman, Inc. 1994 Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                       s/s    Frank E. Duval
                                       -----------------------------------------
                                              Frank E. Duval

                                POWER OF ATTORNEY


                  The undersigned officer and/or director of Stearns & Lehman, Inc. (the "Company"), does hereby constitute and appoint William C. Stearns and John A. Chuprinko, or either of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 275,000 Common Shares of the Company pursuant to the Stearns & Lehman, Inc. 1994 Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                            s/s      Carter F. Randolph
                                            ------------------------------------
                                                     Carter F. Randolph

                                POWER OF ATTORNEY


                  The undersigned officer and/or director of Stearns & Lehman, Inc. (the "Company"), does hereby constitute and appoint William C. Stearns my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 275,000 Common Shares of the Company pursuant to the Stearns & Lehman, Inc. 1994 Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                            s/s   John A. Chuprinko
                                            ------------------------------------
                                                  John A. Chuprinko

                                POWER OF ATTORNEY


                  The undersigned officer and/or director of Stearns & Lehman, Inc. (the "Company"), does hereby constitute and appoint John A. Chuprinko my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 275,000 Common Shares of the Company pursuant to the Stearns & Lehman, Inc. 1994 Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                          s/s    William C. Stearns
                                          --------------------------------------
                                                 William C. Stearns